UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20529

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2008

CAPITAL ONE FUNDING, LLC

ON BEHALF OF

CAPITAL ONE MASTER TRUST

(Issuing Entity in respect of the COMT Collateral Certificate)

AND

CAPITAL ONE MULTI-ASSET EXECUTION TRUST

(Issuing Entity in respect of the Notes)

(Exact name of registrant as specified in its charter)

Virginia	333-142033, 333-142033-01, 333-142033-02	54-2058720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

140 East Shore Drive Room 1071-B Glen Allen, Virginia	23059
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (804) 290-6959

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-22 under the Exchange Act (17 CFR 240.14a-22)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01.	Other Events.

On May 30, 2008, the Capital One Multi-asset Execution Trust issued its Class A(2008-6) Notes.

Section 9 – Financial Statements and Exhibits.

Item 9.01	(a). Exhibits.

The following are filed as an Exhibit to this Report.

Exhibit 1.1(a)	Class A(2008-6) Underwriting Agreement dated as of May 21, 2008.

Exhibit 1.1(b)	Class A(2008-6) Terms Agreement dated as of May 22, 2008.

Exhibit 4.1	Class A(2008-6) Terms Document dated as of May 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FUNDING, LLC
Acting solely in its capacity as depositor of Capital One Master Trust and Capital One Multi-asset Execution Trust

By:	/s/ Amy Amsler
Name:	Amy Amsler
Title:	Assistant Vice President

May 30, 2008

EXHIBIT INDEX

Exhibit	Description
Exhibit 1.1(a)	Class A(2008-6) Underwriting Agreement dated as of May 21, 2008.

Exhibit 1.1(b)	Class A(2008-6) Terms Agreement dated as of May 22, 2008.

Exhibit 4.1	Class A(2008-6) Terms Document dated as of May 30, 2008.